UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On January 28, 2019, the Company and Golisano Holdings LLC entered into Amendment No. 1 to Amended and Restated Unsecured Delayed Draw Promissory Note (“Amendment No. 1 to the Delayed Draw Note”) relating to an original principal amount of $4,769,996 to amend that certain Amended and Restated Unsecured Delayed Draw Promissory Note, dated August 30, 2017. Amendment No. 1 to the Delayed Draw Note extends the maturity date of the note from January 28, 2019 to June 30, 2019.

On January 28, 2019, the Company and Golisano Holdings LLC entered into Amendment No. 1 to Amended and Restated Unsecured Promissory Note (“Amendment No. 1 to the Unsecured Note #1”) relating to an original principal amount of $2,500,000 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017. Amendment No. 1 to the Unsecured Note #1 extends the maturity date of the note from January 28, 2019 to June 30, 2019.

On January 28, 2019, the Company and Golisano Holdings LLC entered into Amendment No. 1 to Amended and Restated Unsecured Promissory Note (“Amendment No. 1 to the Unsecured Note #2”) relating to an original principal amount of $7,000,000 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017. Amendment No. 1 to the Unsecured Note #2 extends the maturity date of the note from March 21, 2019 to June 30, 2019.

The foregoing descriptions of Amendment No. 1 to the Delayed Draw Note, Amendment No. 1 to the Unsecured Note #1 and Amendment No. 1 to the Unsecured Note #2 are qualified in their entirety by reference to the full text of such document, which documents will be filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2018.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: February 1, 2019	By:	/s/ Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer, President and Director